AMENDED AND RESTATED BYLAWS
OF
FORTEM RESOURCES INC.
A Nevada Corporation
TABLE OF CONTENTS
TO THE
AMENDED AND RESTATED BYLAWS OF
 FORTEM RESOURCES INC.

ARTICLE 1 - OFFICES......................................................................................................................................................................1
1.1	Registered Office.........................................................................................................................................................................1
1.2	Principal Executive Office............................................................................................................................................................1
1.3	Change of Location......................................................................................................................................................................1
1.4	Other Offices................................................................................................................................................................................1
ARTICLE 2 - MEETINGS OF SHAREHOLDERS ....................................................................................................................................1
2.1	Place of Meetings.........................................................................................................................................................................1
2.2	Annual Meetings..........................................................................................................................................................................1
2.3	Special Meetings..........................................................................................................................................................................1
2.4	Notice of Shareholders’ Meetings................................................................................................................................................2
2.5	Manner of Giving Notice; Affidavit of Notice...............................................................................................................................2
2.6	Adjourned Meetings and Notice Thereof.....................................................................................................................................2
2.7	Voting at Meetings of Shareholders.............................................................................................................................................2
2.8	Record Date for Shareholder Notice, Voting and Giving Consents..............................................................................................3
2.9	Quorum........................................................................................................................................................................................4
2.10	Waiver of Notice or Consent by Absent Shareholders.................................................................................................................4
2.11	Shareholder Action by Written Consent Without Meeting..........................................................................................................4
2.12	Proxies..........................................................................................................................................................................................5
2.13	Inspectors of Election...................................................................................................................................................................5
ARTICLE 3 - DIRECTORS..................................................................................................................................................................6
3.1	Powers..........................................................................................................................................................................................6

3.2	Number and Qualification of Directors........................................................................................................................................6
3.3	Election and Term of Office.........................................................................................................................................................6
3.4	Vacancies.....................................................................................................................................................................................6
3.5	Removal of Directors...................................................................................................................................................................7
3.6	Resignation of Directors..............................................................................................................................................................7
3.7	Place of Meeting..........................................................................................................................................................................7
3.8	Annual Meeting...........................................................................................................................................................................7
3.9	Special Meetings..........................................................................................................................................................................8
3.10	Adjournment................................................................................................................................................................................8
3.11	Notice of Adjournment................................................................................................................................................................8
3.12	Waiver of Notice..........................................................................................................................................................................8
3.13	Quorum and Voting......................................................................................................................................................................8
3.14	Fees and Compensation...............................................................................................................................................................9
3.15	Action Without Meeting...............................................................................................................................................................9
3.16	Duty of Care of Directors and Officers.........................................................................................................................................9
ARTICLE 4 - OFFICERS......................................................................................................................................................................9
4.1	Number; Term of Office................................................................................................................................................................9
4.2	Removal......................................................................................................................................................................................10
4.3	Resignation.................................................................................................................................................................................10
4.4	Chairman of the Board...............................................................................................................................................................10
4.5	President.....................................................................................................................................................................................10
4.6	Vice Presidents...........................................................................................................................................................................10
4.7	Treasurer....................................................................................................................................................................................10
4.8	Secretary.....................................................................................................................................................................................10
4.9	Assistant Treasurers and Assistant Secretaries..........................................................................................................................11
4.10	Additional Matters......................................................................................................................................................................11
ARTICLE 5 - SHARES OF STOCK......................................................................................................................................................11
5.1	Share Certificates.......................................................................................................................................................................11
5.2	Transfer of Shares......................................................................................................................................................................11
5.3	Lost or Destroyed Certificate.....................................................................................................................................................11

5.4	Consideration for Shares............................................................................................................................................................12
5.5	Value of Consideration...............................................................................................................................................................12
5.6	Directors Obligations..................................................................................................................................................................12
ARTICLE 6 - COMMITTEES............................................................................................. ...............................................................12
6.1	Committees................................................................................................................................................................................12
ARTICLE 7 - INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES, AND OTHER AGENTS13
7.1	Agents, Proceedings and Expenses............................................................................................................................................13
7.2	Indemnification..........................................................................................................................................................................13
7.3	Insurance....................................................................................................................................................................................13
ARTICLE 8 – SHAREHOLDER DISSENT RIGHTS................................................................................................................................13
8.1	Shareholders’ Right to Dissent...................................................................................................................................................13
8.2	Further Right...............................................................................................................................................................................14
8.3	If One Class of Shares.................................................................................................................................................................14
8.4	Payment for Shares.....................................................................................................................................................................14
8.5	No Partial Dissent.......................................................................................................................................................................14
8.6	Objection....................................................................................................................................................................................14
8.7	Notice of Resolution...................................................................................................................................................................14
8.8	Demand for Payment..................................................................................................................................................................14
8.9	Share Certificate.........................................................................................................................................................................15
8.10	Forfeiture....................................................................................................................................................................................15
8.11	Endorsing Certificate..................................................................................................................................................................15
8.12	Suspension of Rights..................................................................................................................................................................15
8.13	Offer to Pay................................................................................................................................................................................15
8.14	Same Terms................................................................................................................................................................................16
8.15	Payment......................................................................................................................................................................................16
8.16	Corporation May Apply to Court.................................................................................................................................................16
8.17	Shareholder Application to Court...............................................................................................................................................16
8.18	Venue.........................................................................................................................................................................................16
8.19	No Security For Costs.................................................................................................................................................................16

8.20	Parties........................................................................................................................................................................................16
8.21	Powers of Court..........................................................................................................................................................................17
8.22	Appraisers...................................................................................................................................................................................17
8.23	Final Order..................................................................................................................................................................................17
8.24	Interest.......................................................................................................................................................................................17
8.25	Notice that Section 8.27 Applies................................................................................................................................................17
8.26	Effect Where Section 8.27 Applies.............................................................................................................................................17
8.27	Limitation....................................................................................................................................................................................17
ARTICLE 9 - MISCELLANEOUS........................................................................................................................................................18
9.1	Checks, Drafts, Evidence of Indebtedness.................................................................................................................................18
9.2	Contracts, Etc., How Executed...................................................................................................................................................18
9.3	Representation of Shares of Other Corporations.......................................................................................................................18
9.4	Suspension of Certain Rights.....................................................................................................................................................18
ARTICLE 10 - AMENDMENTS TO BYLAWS.....................................................................................................................................18
10.1	Amendment by Shareholders.....................................................................................................................................................18
10.2	Amendment by Directors...........................................................................................................................................................19

AMENDED AND RESTATED BYLAWS
OF
Fortem Resources Inc.
ARTICLE 1  - OFFICES
1.1	Registered Office
The registered office of Fortem Resources Inc. (the “Corporation”) shall be in the State of Nevada.
1.2	Principal Executive Office
The Corporation’s board of directors (the “Board”) is hereby granted full power and authority to fix the location of the principal executive office for the transaction of the business of the Corporation.
1.3	Change of Location
The Board is hereby granted full power and authority to change the registered office from one location to another, and to fix the location of the principal executive office of the Corporation at any place within or outside the State of Nevada.
1.4	Other Offices
Branch or subordinate offices may at any time be established by the Board, at its discretion, at any place or places where the Corporation carries on any business activities.
ARTICLE 2  - MEETINGS OF SHAREHOLDERS
2.1	Place of Meetings
All annual and all other meetings of shareholders shall be held at the location designated by the Board pursuant to a resolution or as set forth in a notice of the meeting, within or outside of the State of Nevada.
2.2	Annual Meetings
For so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, annual meetings of the shareholders shall be held each year on a date and time designated by the Board provided that such date is no later than 15 months after its last preceding annual meeting of the shareholders.
2.3	Special Meetings
Except as otherwise required by applicable law or by the Articles of Incorporation, special meetings of the shareholders, for any purpose or purposes whatsoever, may be called at any time by the President or by the Board or by the Chairman of the Board. Special meetings may not be called by any other person or persons. Each special meeting shall be held on such date and at such time as is determined by the person or persons calling the meeting.

2.4	Notice of Shareholders’ Meetings
All notices of meetings of shareholders shall be sent or otherwise given in accordance with Section 2.5 hereof not less than ten (10) or more than sixty (60) days before the date of the meeting to each shareholder entitled to vote thereat. The notice shall specify the place, date and hour of the meeting.
2.5	Manner of Giving Notice; Affidavit of Notice
Notice of any shareholders’ meeting or any distribution of reports required by law to be given to shareholders shall be given to shareholders either personally or by mail, by telegraph, facsimile, e-mail or any other form of communication permitted by law, charges prepaid, sent to each shareholder at the address of that shareholder appearing on the books of the Corporation or given by the shareholder to the Corporation for the purpose of notice. If no such address appears on the Corporation’s books or has been so given, notice shall be deemed to have been given if sent to that shareholder by mail, by telegraph, facsimile, email or other form of written communication permitted by law to the Corporation’s principal executive office, or if published at least once in a newspaper of general circulation in the county where that office is located. Notice shall be deemed to have been given at the time when delivered personally, deposited in the mail, delivered to a common carrier for transmission to the recipient, or actually transmitted by facsimile or other electronic means to the recipient by the person giving the notice.
An affidavit of the mailing or other means of giving any notice of any shareholders’ meeting or report may be executed by the Secretary, Assistant Secretary, any transfer agent, or other agent of the Corporation giving the notice, and filed and maintained in the minute book of the Corporation.
2.6	Adjourned Meetings and Notice Thereof
Any shareholders’ meeting, annual or special, whether or not a quorum is present, may be adjourned from time to time by the Chairman of the meeting or by the vote of the holders of the majority of the shares which are either present in person or represented by proxy thereat, but in the absence of a quorum, no other business may be transacted at such meeting except in the case of the withdrawal of a shareholder from a quorum as provided in Section 2.9 hereof.
When any shareholders’ meeting, either annual or special, is adjourned for more than forty-five (45) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the adjourned meeting in accordance with the provisions of Sections 2.4 and 2.5 hereof. Except as provided above, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting other than by announcement at the meeting at which such adjournment is taken. The Corporation may transact any business at any adjourned meetings that might have been transacted at the regular meeting.

2.7	Voting at Meetings of Shareholders
The shareholders entitled to vote at any meeting of shareholders shall be determined in accordance with the provisions of Section 2.8 hereof, subject to the provisions of applicable law. Each shareholder shall be entitled to one vote for each share of stock registered on the books of the Corporation in his name, whether represented in person or by proxy. Every shareholder entitled to vote shall have the right to vote in person or by proxy as provided in Section 2.12 hereof. The shareholders’ vote may be by voice vote, by hand or by ballot; provided, however, that any election for directors must be by ballot if demanded by any shareholder before the voting has begun. On any matter other than the election of directors, any shareholder may vote part of the shares in favor of or in opposition to the proposal and refrain from voting the remaining shares, but if the shareholder fails to specify the number of shares which the shareholder is voting, it will be conclusively presumed that the shareholder’s vote is with respect to all shares that the shareholder is entitled to vote.
The affirmative vote of a majority of the shares represented at the meeting and entitled to vote on any matter (which shares voting affirmatively also constitute a majority of the required quorum), except for the election of directors, shall be the act of the shareholders, unless the vote of a greater number or voting by classes is required by applicable law or by the Articles of Incorporation.
2.8	Record Date for Shareholder Notice, Voting and Giving Consents
In order that the Corporation may determine the shareholders entitled to notice of or to vote at, any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board and which record date:
(a)
in the case of determination of shareholders entitled to vote at any meeting of shareholders or adjournment thereof, shall, unless otherwise required by law, not be less than ten (10) or more than sixty (60) days before the date of such meeting;

(b)
in the case of determination of shareholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board; and

(c)	in the case of any other action, shall not be more than sixty (60) days prior to such other action.
If no record date is fixed:
(a)
the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the date next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

(b)
the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, or, if prior action by the Board is required by law, shall be at the close of business on the day on which the Board adopts the resolution taking such prior action; and

(c)	the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.
A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.
2.9	Quorum
Shareholders holding at least ten percent (10%) of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum at the meeting of shareholders. The shareholders present at a duly called or held meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough shareholders to leave less than a quorum, if any action taken (other than adjournment) is approved by at least a majority of the shares required to constitute a quorum and by any greater number of shares otherwise required to take such action by applicable law or the Articles of Incorporation. In the absence of a quorum, any meeting of shareholders may be adjourned from time to time by the vote of a majority of the shares represented either in person or by proxy, but no business may be transacted except as hereinabove provided.
2.10	Waiver of Notice or Consent by Absent Shareholders
The transactions of any meeting of shareholders, either annual or special, however called and noticed and wherever held, shall be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present either in person or by proxy, and if, either before or after the meeting, each of the shareholders entitled to vote, who was not present in person or by proxy, signs a written waiver of notice or a consent to the holding of such meeting or an approval of the minutes thereof. The waiver of notice or consent need not specify either the business to be transacted or the purpose of any annual or special meeting of shareholders, except that if action is taken or proposed to be taken for approval of any of those matters specified in Section 8.1 hereof, the waiver of notice or consent shall state the general nature of the proposal. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting.
Attendance by a person at a meeting shall also constitute a waiver of notice of that meeting, except when the person objects, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened, and except that attendance at a meeting is not a waiver of any right to object to the consideration of matters not included in the notice of the meeting if the objection is expressly made at the meeting.
2.11	Shareholder Action by Written Consent Without Meeting
Any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

2.12	Proxies
Every shareholder entitled to vote for directors or on any other matter shall have the right to do so either in person or by one or more agents authorized by a written proxy signed by the shareholder. A proxy shall be deemed signed if the shareholder’s name is placed on the proxy (whether by manual signature, typewriting, telegraphic transmission, facsimile or other electronic transmission, or otherwise) by the shareholder or the shareholder’s attorney in fact. A validly executed proxy that does not state that it is irrevocable shall continue in full force and effect unless:
(a)
revoked by the person executing it, before the vote pursuant to that proxy, by a writing delivered to the Corporation stating that the proxy is revoked, or by a subsequent proxy executed by, or as to any meeting by attendance at the meeting and voting in person by, the person executing the proxy; or

(b)	written notice of the death or incapacity of the maker of that proxy is received by the Corporation before the vote pursuant to that proxy is counted;
provided, however, that no proxy shall be valid after the expiration of eleven (11) months from the date of the proxy, unless otherwise provided in the proxy. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of applicable law.
2.13	Inspectors of Election
Before any meeting of shareholders, the Board may appoint any persons other than nominees for office to act as inspectors of election at the meeting or its adjournment. If inspectors of election are not so appointed, the Chairman of the meeting may, and on the request of any shareholder or a shareholder’s proxy shall, appoint inspectors of election at the meeting. The number of inspectors shall be either one (1) or three (3). If inspectors are appointed at a meeting on the request of one or more shareholders or proxies, the holders of a majority of shares or their proxies present at the meeting shall determine whether one (1) or three (3) inspectors are to be appointed. If any person appointed as inspector fails to appear or fails or refuses to act, the Chairman of the meeting may, and upon the request of any shareholder or a shareholder’s proxy shall, appoint a person to fill that vacancy.
These inspectors shall:
(a)	determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, and the authenticity, validity and effect of proxies;
(b)	receive votes, ballots or consents;
(c)	hear and determine all challenges and questions in any way arising in connection with the right to vote;
(d)	count and tabulate all votes or consents;
(e)	determine when the polls shall close;
(f)	determine the result; and

(g)	do any other acts that may be proper to conduct the election or vote with fairness to all shareholders.
ARTICLE 3  - DIRECTORS
3.1	Powers
Subject to the provisions of applicable law, any limitations in the Articles of Incorporation and the bylaws of the Corporation relating to action required to be approved by the shareholders or by the outstanding shares, or by a less than majority vote of a class or series of preferred shares, the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board.  The Board may delegate the management of the day-to-day operation of the business of the Corporation to a management company or other person provided that the business and affairs of the Corporation shall be managed and all corporate powers shall be exercised under the ultimate direction of the Board.
3.2	Number and Qualification of Directors
The authorized number of directors of the Corporation shall not be less than one (1) nor more than ten (10) with the exact number of directors to be fixed from time to time, within the limits specified, by approval of the Board. A director need not be a shareholder of the Corporation or a resident of the State of Nevada.
3.3	Election and Term of Office
Except as provided in applicable law, at each annual meeting of shareholders, directors shall be elected to hold office until the next annual meeting.  Except as otherwise mandated by statute, each director shall be elected by a majority of the votes cast with respect to the director at any meeting of stockholders for the election of directors at which a quorum is present; provided, however, that the directors shall be elected by a plurality of the votes cast at any meeting of stockholders for which (i) the Secretary of the Corporation receives written notice that a stockholder has nominated a person for election to the Board of Directors in compliance with advance notice requirements, if any, and (ii) such nomination has not been withdrawn by such stockholder on or prior to the tenth day preceding the date that the Corporation first mails its notice of the meeting to the shareholders.  For purposes of this Section, a vote of the majority of the shares cast means that the number of shares voted “for” a director must exceed the number of votes cast “against” that director.  Each director, including the director elected to fill a vacancy, shall hold office until the expiration of the term for which elected and until a successor has been elected and qualified.
3.4	Vacancies
Vacancies in the Board may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director. Each director so elected shall hold office until his successor is elected at an annual or special meeting of the shareholders or until his death, resignation or removal.
A vacancy or vacancies in the Board shall be deemed to exist in case of the death, resignation or removal of any director, or if the Board by resolution declares vacant the office of a director who has been declared of unsound mind by an order of court or convicted of a felony, or if the authorized number of directors is increased, or if the shareholders fail, at any annual or special meeting of shareholders at which any director or directors are elected, to elect the full authorized number of directors to be voted for at that meeting.

The shareholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors. If, after the filling of any vacancy by the directors, the directors then in office who have been elected by the shareholders shall constitute less than a majority of the directors then in office, any holder or holders of an aggregate of ten percent (10%) or more of the total number of shares at the time outstanding having the right to vote for such directors may call a special meeting of the shareholders, to be held to elect the entire Board. If the Board accepts the resignation of a director tendered to take effect at a future time, the Board or the shareholders shall have the power to elect a successor to take office when the resignation is to become effective.
No reduction of the authorized number of directors or amendment reducing the number of classes of directors shall have the effect of removing any director prior to the expiration of such director’s term of office.
3.5	Removal of Directors
Any or all of the directors may be removed without cause if such removal is effected in accordance with the provisions of applicable law.
3.6	Resignation of Directors
Any director may resign effective upon giving written notice to the Chairman of the Board, the President, the Secretary or the Board, unless the notice specifies a later time for the effectiveness of such resignation. If the resignation is effective at a future date, a successor may be elected to take office when the resignation becomes effective.
3.7	Place of Meeting
Regular meetings of the Board shall be held at any place within or outside the State of Nevada which has been designated from time to time by resolution of the Board.
Special meetings of the Board may be held either at a place within or outside the State of Nevada which has been designated by resolution of the Board or as set forth in a notice of the meeting.
Members of the Board may participate in a meeting through use of a conference telephone or similar communication equipment or the Internet, so long as all members participating in such meeting can hear one another. Participation in a meeting by means of the above-described procedure shall constitute presence in person at such meeting.
3.8	Annual Meeting
Immediately following each annual meeting of shareholders, the Board shall hold a regular meeting for the purpose of organization, election of officers and committees of the Board and the transaction of other business. Notice of such meeting is hereby dispensed with.

3.9	Special Meetings
Special meetings of the Board for any purpose or purposes may be called at any time by the Chairman of the Board, the President, the Treasurer, the Secretary or any two directors.
Written notice of the date, time and place of special meetings shall be delivered personally to each director or sent to each director by mail, telegraph, facsimile, e-mail or by other form of written communication, charges prepaid, sent to him at his address as it appears upon the records of the Corporation or, if it is not so shown or is not readily ascertainable, at the place in which the meetings of directors are regularly held. The notice need not state the purpose for the meeting. In case such notice is mailed, it shall be deposited in the United States mail at least five (5) days prior to the time of the meeting. In case such notice is delivered personally, transmitted by facsimile or other electronic means, or telegraphed, it shall be so delivered, deposited with the telegraph company or electronically transmitted at least twenty-four (24) hours prior to the time of the meeting. Such delivery, mailing, telegraphing, or transmitting as above provided, shall be due, legal and personal notice to such director. Notice of a meeting need not be given to any director who signs a waiver of notice, whether before or after the meeting, or who attends the meeting without protesting, prior thereto or at its commencement, the lack of notice to such director.
3.10	Adjournment
A majority of the directors present, whether or not a quorum is present, may adjourn any directors’ meeting to another time and place.
3.11	Notice of Adjournment
If a meeting of the Board is adjourned for more than twenty-four (24) hours, notice of any adjournment to another time or place shall be given prior to the time of the adjourned meeting to the directors who were not present at the time of adjournment.
3.12	Waiver of Notice
The transactions at any meeting of the Board, however called and noticed, or wherever held, shall be as valid as though such transactions had occurred at a meeting duly held after regular call and notice if a quorum be present and if, either before or after the meeting, each of the directors not present signs a written waiver of notice of or consent to holding the meeting or an approval of the minutes thereof. All such waivers, consents or approvals shall be filed with the corporate records or made a part of the minutes of the meeting. The waiver of notice need not state the purpose for which the meeting is or was held.
3.13	Quorum and Voting
A majority of the directors then in office shall be necessary to constitute a quorum for the transaction of business, except to adjourn as hereinabove provided. In no event shall a quorum be less than two (2) unless the number of directors is one (1), in which case one (1) director constitutes a quorum. Every act or decision done or made by a majority of the directors at a meeting duly held at which a quorum is present shall be regarded as an act of the Board subject to the provisions of applicable law. A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for such meeting.
For so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, each director shall have one vote for any action required or permitted to be taken at any meeting of the Board or any committee thereof or without a meeting as provided herein.  All directors and classes of directors shall have the same voting rights.

3.14	Fees and Compensation
Directors may receive a stated salary for their services as directors if permitted by resolution of the board, or the directors may receive a fixed fee, with or without expenses of attendance, if they not receiving monthly compensation for attendance at each meeting. Nothing herein contained shall be construed to preclude any director from serving the Corporation in any other capacity, as an officer, agent, employee or otherwise, or from receiving compensation therefor.
3.15	Action Without Meeting
Any action required or permitted to be taken by the Board under applicable law may be taken without a meeting if all members of the Board individually or collectively consent in writing to such action. Such consent or consents shall be filed with the minutes of the meetings of the Board. Such action by written consent shall have the same force and effect as a unanimous vote of such directors. Any certificate or other document filed under the provisions of applicable law which relates to action so taken shall state that the action was taken by unanimous written consent of the Board without a meeting and that the bylaws authorized the directors to so do.
3.16	Duty of Care of Directors and Officers
Every director and officer of the Corporation in exercising their powers and discharging their duties shall:
(a)	act honestly and in good faith with a view to the best interests of the Corporation; and
(b)	exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances.
Every director and officer of the Corporation shall be liable for a breach of the duties set forth in this Section 3.16.
ARTICLE 4  - OFFICERS
4.1	Number; Term of Office
The officers of the Corporation shall be appointed by the Board and shall consist of a President, a Treasurer and a Secretary and such other officers and agents with such titles and such duties as the Board may from time to time determine, each to have such authority, functions or duties as in these by-laws provide or as the Board may from time to time determine, and each to hold office for such term as may be prescribed by the Board and until such person’s successor shall have been chosen and shall qualify, or until such person’s death or resignation, or until such person’s removal in the manner hereinafter provided. Any number of offices may be held by the same person. All officers must be natural persons and any natural person may hold two or more offices.

4.2	Removal
Subject to the provisions of these by-laws, any officer may be removed, either with or without cause, by the Board at any meeting thereof called for the purpose.
4.3	Resignation
Any officer may resign at any time by giving notice to the Board, the President or the Secretary. Any such resignation shall take effect at the date of receipt of such notice or at any later date specified therein; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.
4.4	Chairman of the Board
The Chairman of the Board may also be an officer of the Corporation, subject to the control of the Board, and shall report directly to the Board.
4.5	President
The President shall have general supervision and direction of the business and affairs of the Corporation, subject to the control of the Board, and shall report directly to the Board.
4.6	Vice Presidents
Any Vice President shall have such powers and duties as shall be prescribed by his superior officer or the Board. A Vice President shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine. A Vice President need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless elected by the Board.
4.7	Treasurer
The Treasurer, if one shall have been elected, shall supervise and be responsible for all the funds and securities of the Corporation; the deposit of all moneys and other valuables to the credit of the Corporation in depositories of the Corporation; borrowings and compliance with the provisions of all indentures, agreements and instruments governing such borrowings to which the Corporation is a party; the disbursement of funds of the Corporation and the investment of its funds; and in general shall perform all of the duties incident to the office of the Treasurer. The Treasurer shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine.
4.8	Secretary
It shall be the duty of the Secretary to act as secretary at all meetings of the Board, of the committees of the Board and of the stockholders and to record the proceedings of such meetings in a book or books to be kept for that purpose.  The Secretary shall see that all notices required to be given by the Corporation are duly given and served, shall be custodian of the seal of the Corporation if the Corporation has a seal, and shall affix the seal or cause it to be affixed to all certificates of stock of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided).  The Secretary shall have charge of the books, records and papers of the Corporation and shall see that the reports, statements and other documents required by law to be kept and filed are properly kept and filed; and in general shall perform all of the duties incident to the office of Secretary. The Secretary shall, when requested, counsel with and advise the other officers of the Corporation and shall perform such other duties as he may agree with the President or as the Board may from time to time determine.

4.9	Assistant Treasurers and Assistant Secretaries
Any Assistant Treasurers and Assistant Secretaries shall perform such duties as shall be assigned to them by the Board or by the Treasurer or Secretary, respectively, or by the President.  An Assistant Treasurer or Assistant Secretary need not be an officer of the Corporation and shall not be deemed an officer of the Corporation unless appointed by the Board.
4.10	Additional Matters
The Board shall have the authority to designate employees of the Corporation to have the title of Vice President, Assistant Vice President, Assistant Treasurer or Assistant Secretary. Any employee so designated shall have the powers and duties determined by the Board. Salaries of officers and other shareholders employed by the Corporation shall be fixed periodically by the Board or established under agreements with the officers or shareholders approved by the Board. No officer shall be prevented from receiving this salary because he is also a director of the Corporation.
ARTICLE 5  - SHARES OF STOCK
5.1	Share Certificates
The certificates of shares of the Corporation shall be in such form consistent with the Articles of Incorporation and applicable law and shall be approved by the Board. Except as may be permitted by applicable law, a certificate or certificates for shares of the capital stock of the Corporation shall be issued to each shareholder when any of these shares are fully paid. All such certificates shall be signed by the Chairman or Vice Chairman of the Board or the President or a Vice President, and by the Treasurer or an Assistant financial officer or the Secretary or any Assistant Secretary, certifying the number of shares and the class or series of shares owned by the shareholder. Any or all of the signatures on the certificate may be facsimile.
5.2	Transfer of Shares
Subject to the provisions of applicable law, upon the surrender to the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.
5.3	Lost or Destroyed Certificate
The holder of any shares of stock of the Corporation shall immediately notify the Corporation of any loss or destruction of the certificate therefor, and the Corporation may issue a new certificate in the place of any certificate theretofore issued by it alleged to have been lost or destroyed, upon approval of the Board. The Board may, in its discretion, as a condition to authorizing the issue of such new certificate, require the owner of the lost or destroyed certificate, or his legal representative, to make proof satisfactory to the Board of the loss or destruction thereof and to give the Corporation a bond or other security, in such amount and with such surety or sureties as the Board may determine, as indemnity against any claim that may be made against the Corporation on account of any such certificate so alleged to have been lost or destroyed.

5.4	Consideration for Shares
For so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, the Board may authorize shares to be issued for consideration consisting of any tangible or intangible property or benefit to the Corporation including cash, services performed or other securities of the Corporation, provided that neither promissory notes nor future services shall constitute valid consideration for the issuance of shares by the Corporation. When the Corporation receives the consideration for which the Board authorized the issuance of shares, such shares shall be fully paid and non-assessable and the shareholders shall not be liable to the Corporation or to its creditors in respect thereof.
5.5	Value of Consideration
For so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, the Corporation shall not issue and the Board shall not authorize the issuance of, shares for consideration which is less than the fair market value of such shares. In determining whether any property, benefit or services are equal to the fair market value of the shares, the Board may take into account reasonable charges and expenses of organization and reorganization and payments for property and services already received or performed that are reasonably expected to benefit the Corporation. Absent evidence to the contrary, the determination of the board as to the value of the consideration received by the Corporation for the issuance of shares shall be final and conclusive.
5.6	Directors Obligations
Members of the Board who vote for or consent to a resolution authorizing the issuance of a share for consideration other than money are liable to the Corporation to make good any amount by which the consideration received is less than the fair market value of such shares on the date of such resolution.
ARTICLE 6  - COMMITTEES
6.1	Committees
The Board may designate one or more committees, each consisting of one (1) or more directors, to serve at the pleasure of the Board. The Board may designate one or more directors as alternate members of any committee, who may replace any absent member at any meeting of the committee.
The provisions of these bylaws for notice to directors of meetings, place of meetings, regular meetings, special meetings and notice, quorum, waiver of notice, adjournment, notice of adjournment, and actions without meetings, without such changes in the context of those bylaws as may be necessary to substitute the committee and its members for the Board and its members, apply also to the committees of the Board and action by such committees, except that the time of regular meetings of committees may be determined either by resolution of the Board or by resolution of the committee.

ARTICLE 7  - INDEMNIFICATION OF DIRECTORS,
 OFFICERS, EMPLOYEES, AND OTHER AGENTS
7.1	Agents, Proceedings and Expenses
For purposes of this Article, an “agent” of the Corporation includes any person who is or was a director, officer, employee or other agent of the Corporation; or is or was serving at the request of the Corporation as a director, officer, employee or agent of the Corporation or another foreign or domestic corporation, partnership, joint venture, trust or other enterprise; or was a director, officer, employee or agent of a foreign or domestic corporation which was a predecessor corporation of the Corporation or of another enterprise at the request of such predecessor corporation; “proceeding” means any threatened, pending or completed action or proceeding, whether civil, criminal, administrative or investigative; and “expenses” include, without limitation, all costs, charges and expenses, including an amount paid to settle an action or satisfy a judgment, and other amounts actually and reasonably incurred in connection with any proceeding arising by reason of the fact any such person is or was an agent of the Corporation.
7.2	Indemnification
The Corporation shall, to the maximum extent permitted by applicable law, have the power to indemnify each of its agents against expenses and shall have the power to advance to each such agent expenses incurred in defending any such proceeding to the maximum extent permitted by that law.
7.3	Insurance
The Corporation may, upon the resolution of the directors, purchase and maintain insurance on behalf of any agent of the Corporation against any liability asserted against or incurred by the agent in such capacity or arising out of the agent’s status as such, whether or not the Corporation would have the power to indemnify the agent against such liability under the provisions of this Article 7.
ARTICLE 8  – SHAREHOLDER DISSENT RIGHTS
8.1	Shareholders’ Right to Dissent
Subject to applicable law and for so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, a holder of shares of any class of the Corporation may dissent if the Corporation is subject to a Court order that grants to the holder dissent rights or if the Corporation resolves to:
(a)	amend its Articles of Incorporation or these by-laws to add, change or remove any provisions restricting or constraining the issue, transfer or ownership of shares of any class of the Corporation;
(b)	amend its Articles of Incorporation or these by-laws to add, change or remove any restriction on the business or businesses that the Corporation may carry on;
(c)	merge with another corporation unless such merger does not require approval from the shareholders of the Corporation;

(d)	be continued or migrated to another jurisdiction;
(e)	sell, lease or exchange all or substantially all its property; or
(f)	carry out a going-private transaction or a squeeze-out transaction.
8.2	Further Right
A holder of shares of any class or series of shares may dissent if the Corporation resolves to amend its articles to alter its share capital or change the rights and restrictions attaching to any class of shares.
8.3	If One Class of Shares
The right to dissent described in Section 8.2 applies even if there is only one class of shares.
8.4	Payment for Shares
In addition to any other right a shareholder may have, but subject to Section 8.27, a shareholder who complies with this section is entitled, when the action approved by the resolution from which the shareholder dissents or an order granting dissent rights becomes effective, to be paid by the Corporation the fair value of the shares in respect of which the shareholder dissents, determined as of the close of business on the day before the resolution was adopted or the order was made.
8.5	No Partial Dissent
A dissenting shareholder may only claim under this section with respect to all the shares of a class held on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.
8.6	Objection
A dissenting shareholder shall send to the Corporation, at or before any meeting of shareholders at which a resolution referred to in Section 8.1 or 8.2 is to be voted on, a written objection to the resolution, unless the Corporation did not give notice to the shareholder of the purpose of the meeting and of their right to dissent.
8.7	Notice of Resolution
The Corporation shall, within ten (10) days after the shareholders adopt the resolution, send to each shareholder who has filed the objection referred to in Section 8.6 notice that the resolution has been adopted, but such notice is not required to be sent to any shareholder who voted for the resolution or who has withdrawn their objection.
8.8	Demand for Payment
A dissenting shareholder shall, within twenty (20) days after he receives a notice under Section 8.7 or, if the shareholder does not receive such notice, within twenty (20) days after learning that the resolution has been adopted, send to the Corporation a written notice containing:
(a)	the shareholder’s name and address;

(b)	the number and class of shares in respect of which the shareholder dissents; and
(c)	a demand for payment of the fair value of such shares.
8.9	Share Certificate
A dissenting shareholder shall, within thirty (30) days after sending a notice under Section 8.8, send the certificates representing the shares in respect of which the shareholder dissents to the Corporation or its transfer agent.
8.10	Forfeiture
A dissenting shareholder who fails to comply with Section 8.9 has no right to make a claim under this Article.
8.11	Endorsing Certificate
The Corporation or its transfer agent shall endorse on any share certificate received under Section 8.9 a notice that the holder is a dissenting shareholder under this Article and shall forthwith return the share certificates to the dissenting shareholder.
8.12	Suspension of Rights
On sending a notice under Section 8.8, a dissenting shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of their shares as determined under this Article except where:
(a)	the dissenting shareholder withdraws that notice before the Corporation makes an offer under Section 8.13;
(b)	the Corporation fails to make an offer in accordance with Section 8.13 and the shareholder withdraws the notice; or
(c)	the directors revoke or do not proceed with the resolution or action which resulted in the shareholder having a right to dissent under this Article;
in which case the shareholder’s rights are reinstated as of the date the notice was sent.
8.13	Offer to Pay
The Corporation shall, not later than seven (7) days after the later of the day on which the action approved by the resolution is effective or the day the Corporation received the notice referred to in Section 8.8, send to each dissenting shareholder who has sent such notice:
(a)	a written offer to pay for their shares in an amount considered by the Board to be the fair value, accompanied by a statement showing how the fair value was determined; or
(b)	if Section 8.27 applies, a notification that it is unable lawfully to pay dissenting shareholders for their shares.

8.14	Same Terms
Every offer made under Section 8.13 for shares of the same class or series shall be on the same terms.
8.15	Payment
Subject to Section 8.27, the Corporation shall pay for the shares of a dissenting shareholder within ten (10) days after an offer made under Section 8.13 has been accepted, but any such offer lapses if the Corporation does not receive an acceptance thereof within thirty (30) days after the offer has been made.
8.16	Corporation May Apply to Court
Where the Corporation fails to make an offer under Section 8.13, or if a dissenting shareholder fails to accept an offer, the Corporation may, within fifty (50) days after the action approved by the resolution is effective or within such further period as a court may allow, apply to a court to fix a fair value for the shares of any dissenting shareholder.
8.17	Shareholder Application to Court
If the Corporation fails to apply to a court under Section 8.16, a dissenting shareholder may apply to a court for the same purpose within a further period of twenty (20) days or within such further period as a court may allow.
8.18	Venue
An application under Section 8.16 or 8.17 shall be made to a court having jurisdiction in the place where the Corporation has its registered office or in the province or state where the dissenting shareholder resides if the Corporation carries on business in that province or state.
8.19	No Security For Costs
A dissenting shareholder is not required to give security for costs in an application made under Section 8.16 or 8.17.
8.20	Parties
On an application to a court under Section 8.16 or 8.17, the Corporation or shareholder, as applicable, shall use its best efforts to seek an order from the court ordering that:
(a)	all dissenting shareholders whose shares have not been purchased by the Corporation shall be joined as parties and are bound by the decision of the court; and
(b)	the Corporation shall notify each affected dissenting shareholder of the date, place and consequences of the application and of their right to appear and be heard in person or by counsel.

8.21	Powers of Court
On an application to a court under Section 8.16 or 8.17 and if permitted by applicable law, the court may determine whether any other person is a dissenting shareholder who should be joined as a party, and the court shall then fix a fair value for the shares of all dissenting shareholders.
8.22	Appraisers
If permitted by applicable law, a court may in its discretion appoint one or more appraisers to assist the court to fix a fair value for the shares of the dissenting shareholders.
8.23	Final Order
If permitted by applicable law, the final order of a court shall be rendered against the Corporation in favour of each dissenting shareholder and for the amount of the shares as fixed by the court.
8.24	Interest
If permitted by applicable law, a court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder from the date the action approved by the resolution is effective until the date of payment.
8.25	Notice that Section 8.27 Applies
If Section 8.27 applies, the Corporation shall, within ten (10) days after the pronouncement of an order under Section 8.23, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.
8.26	Effect Where Section 8.27 Applies
If Section 8.27 applies, a dissenting shareholder, by written notice delivered to the Corporation within thirty (30) days after receiving a notice under Section 8.25, may:
(a)	withdraw their notice of dissent, in which case the Corporation is deemed to consent to the withdrawal and the shareholder is reinstated to their full rights as a shareholder; or
(b)
retain a status as a claimant against the Corporation, to be paid as soon as the Corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the Corporation but in priority to its shareholders.

8.27	Limitation
The Corporation shall not make a payment to a dissenting shareholder under this Article if such payment is prohibited by any applicable law or if there are reasonable grounds for believing that:
(a)	the Corporation is or would after the payment be unable to pay its liabilities as they become due; or
(b)	the realizable value of the Corporation’s assets would thereby be less than the aggregate of its liabilities.

ARTICLE 9 - MISCELLANEOUS
9.1	Checks, Drafts, Evidence of Indebtedness
All checks, drafts or other orders for payment of money, notes or other evidences of indebtedness, issued in the name of or payable to the Corporation, shall be signed or endorsed by such person or persons and in such manner as from time to time shall be determined by resolution of the Board.
9.2	Contracts, Etc., How Executed
The Board, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the Corporation; such authority may be general or confined to specific instances; and, unless so authorized by the Board, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit to render it liable for any purpose or to any amount.
9.3	Representation of Shares of Other Corporations
The President or, in the event of his absence or inability to serve, any Vice President and the Secretary or Assistant Secretary of the Corporation are authorized to vote, represent and exercise, on behalf of the Corporation, all rights incidental to any and all shares of any other corporation standing in the name of the Corporation. The authority herein granted to the officers to vote or represent on behalf of the Corporation any and all shares held by the Corporation in any other corporation may be exercised either by such officers in person or by any person authorized to do so by proxy or power of attorney duly executed by the officers.
9.4	Suspension of Certain Rights
Any rights of the Board under Nevada law to take action to protect the interest of the Corporation and its shareholders by granting or denying any rights, privileges, power or authorities of the Corporation’s shareholders shall not be exercised by the Board for so long as the Corporation is listed on a Canadian stock exchange.
ARTICLE 10  - AMENDMENTS TO BYLAWS
10.1	Amendment by Shareholders
For so long as the Corporation is listed on a Canadian stock exchange and for a period of ninety (90) days thereafter, this Section 10.1 of Article 10, Section 2.2 of Article 2, Section 3.13 of Article 3, Sections 5.4 and 5.5 of Article 5 and Sections 8.1 through 8.27 of Article 8 of these bylaws may be amended by (i) the affirmative vote of a majority of not less than two-thirds of the votes cast at an annual or special meeting of the shareholders at which a quorum is present, provided notice of intention to amend shall have been contained in the notice of the meeting, or (ii) a consent in writing, setting forth the action so taken, signed by the holders of at least a majority of all the stock issued and outstanding and entitled to vote.

10.2	Amendment by Directors
The Board by a majority vote of the Board at any meeting may amend these bylaws, including any bylaws adopted by the shareholders, but the shareholders may from time to time specify particular provisions of these bylaws, which shall not be amended by the Board; provided that for so long as the Corporation is listed on a Canadian stock exchange the Corporation and/or the Board will not amend or repeal these bylaws without the prior written approval of such Canadian stock exchange.